EXHIBIT 99.1

February 29, 2008

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

RE: Who’s Your Daddy, Inc.

We have read Who’s Your Daddy, Inc.’s statements made in accordance with Item 4.02 of Form 8-K, as part of the Company's Form 8-K to be filed with the SEC on November 19, 2007 and we are in agreement with the statements made by the registrant in said filing.

/s/ Baum & Co., P.A.

Coral Springs, FL